As filed with the U.S. Securities and Exchange Commission on 12/8/2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
 Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
 Trust for Advised Portfolios
2020 East Financial Way, Suite 100
 Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Updated April 6, 2023

 Item 1. Reports to Stockholders.

(a)

Annual Report September 30, 2023

Miller Income Fund

Class A	LMCJX

Class C	LCMNX

Class FI	LMCKX

Class I	LMCLX

Class IS	LMCMX

Miller Income Fund 2023 Annual Report

Miller Income Fund manager commentary

(unaudited)

Bill Miller IV, CFA, CMT

Portfolio Manager

In the third quarter of 2023, Miller Income Fund I-shares returned 2.13%, outperforming the ICE BofA High Yield index’s 0.54% return. Your fund’s advance bucked the broader trend across securities markets, as the S&P 500 lost -3.27%, 5 basis points less than bonds’ -3.23% decline over the same timeframe (measured by the Bloomberg US Aggregate Bond Index), while the median stock in the S&P 1500 lost -4.7% largely tied to rates continuing their parabolic move higher. Since bond yields bottomed in the Spring of 2020, the during the quarter. The weakness was 10-year Treasury note’s intraday low yield of 0.31% surged to end September 2023 at 4.57%, within spitting distance of the quarterly high hit just days earlier.

In January 2022, we said that supposedly “safe” government bonds were likely to prove anything but — the note “Ruminations on Returns, Rates and the World’s Biggest Buyer” contended that ongoing quantitative easing from the Federal Reserve could lead to continued economic strength and inflation, making 10-year notes yielding 1.74% a particularly unattractive risk-reward proposition, even after their already poor performance. Since that time, 7- to 10-year Treasury notes are off over 16% as of this writing, a supposedly “three-standard-deviation move” for practitioners of mean-variance portfolio optimization, something that should happen less than 0.3% of the time. All of this speaks to the idiocy of using historical volatility and return assumptions when independent, objective thinking around extreme valuations and their implications suggests otherwise.

Average Annual Total Returns and Expenses (%) as of 9/30/23
	Without Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	Inception[2]
Class A (LMCJX)	2.08	14.15	6.53	0.24	2.45
Class C (LCMNX)	1.88	13.24	5.70	-0.52	1.70
Class FI (LMCKX)	2.07	14.07	6.48	0.28	2.43
Class I (LMCLX)	2.13	14.45	6.81	0.51	2.72
Class IS (LMCMX)	2.17	14.37	6.84	0.56	2.79
ICE BofA US High Yield Index	0.54	10.28	1.85	2.82	3.69
S&P 500 Index	-3.27	21.62	10.15	9.92	11.18
	With Maximum Sales Charges
	QTD	1 Yr	3 Yr	5 Yr	Inception[2]
Class A (LMCJX)	-3.76	7.55	4.44	-0.94	1.82
Class C (LCMNX)	0.88	12.24	5.70	-0.52	1.70
Class FI (LMCKX)	2.07	14.07	6.48	0.28	2.43
Class I (LMCLX)	2.13	14.45	6.81	0.51	2.72
Class IS (LMCMX)	2.17	14.37	6.84	0.56	2.79
ICE BofA US High Yield Index	0.54	10.28	1.85	2.82	3.69
S&P 500 Index	-3.27	21.62	10.15	9.92	11.18

Miller Income Fund 2023 Annual Report	1

Miller Income Fund manager commentary

(unaudited) (cont’d)

	Expenses[3]		30-Day SEC Yield
	Gross	Net	with Waiver	w/o Waiver
Class A (LMCJX)	1.26	1.21	5.93	5.78
Class C (LCMNX)	2.00	1.95	5.50	5.35
Class FI (LMCKX)	1.28	1.24	6.21	6.02
Class I (LMCLX)	1.00	0.96	6.55	6.31
Class IS (LMCMX)	0.94	0.90	6.61	6.46

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front end sales charge of 5.75%. Class C shares have a one year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. Numbers may be the same due to rounding. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110 or visit millervaluefunds.com.

[2]	Inception date is 2/28/14.
[3]	Miller Value Partners, LLC (the Adviser) has contractually agreed to waive certain fees and/or reimburse certain expenses through 1/31/2024.

Please reference the prospectus for detailed information.

Times have changed, though, as the “World’s Biggest Buyer” has become the “World’s Biggest Seller.” Since March 22nd of this year, the Fed has been shrinking their balance sheet by north of $27.8B per week, persistently draining liquidity from the system after stepping in during March’s Silicon Valley Bank collapse. In our prior note, “Who’s Afraid of an Inverted Yield Curve, Anyway?” we flagged the uselessness of economic forecasting when investing. We also pointed out that prognosticators calling for a recession because of an inverted yield curve were failing to account for the high level of uncertainty around inflation and yields, as reflected in the volatility implied by bond options markets. As of this writing, the 2- and 10-year discrepancy has reversed course, cutting the difference between the two yields by 80 basis points in just three months, generating newfound pundit optimism around a “soft landing.”

All this talk of incorrect forecasts may appear disingenuous to new readers, who might think that value investing is about “predicting” outcomes better than others. Our process actually involves almost no predictions or forecasts and instead focuses on looking for extreme valuations whose underlying logic defies probabilistic thinking around base rates and the fungibility of money. The past decade was unique, presenting a major headwind for value investors, as a world awash in capital had very little respect for it. Venture capitalists and their alphabet-soup financing model (“Series A, B, C…”) prioritized growth and scale at all costs in an effort to create either “the next monopoly” or at least the perception of

2	Miller Income Fund 2023 Annual Report

such a possibility, which could then be sold to whoever was sitting on a fresh pile of free money. That game is over. Bonds are an investable asset class again, and capital is actually worth something. This means that companies which can produce excess amounts of it should trade at higher multiples than we have seen in recent memory.

So, where are we finding extremes today that might represent compelling risk-reward payoffs in light of the new paradigm?

Our entire portfolio is chock-full of such opportunities, if we do say so ourselves. Our third-largest holding at quarter end was AT&T (T), a leading provider of communications and connectivity services in the US. At $15/share, the stock trades at the same price it did almost thirty years ago. The share price is much less interesting to us in relation to where it has traded in the past than in relation to how much cash the company generates and what management is doing with it. At just over 6x earnings, the stock trades near its lowest price-to-earnings (P/E) multiple ever, also representing close to its largest-ever P/E discount to the stock market. The business converts most of its earnings to free cash flow, implying a forward free cash flow yield north of 15%. Just under half of free cash flow is going toward the dividend (7.5% yield), while much of the balance is going to debt paydown. In other words, if the stock does not fall below its lowest-ever valuation, investors clip a rock-solid 7.5% in cash, while owning a growing portion of a very steady business as management reduces debt outstanding. A discounted cash flow model will suggest that intrinsic value for shares begins with a “2,” suggesting the stock is undervalued on an absolute basis. The lack of volatility in the underlying fundamentals also makes it unique when compared to many other things we own, which reduces the probability of permanent capital impairment and argues for a significant weight in the portfolio.

AT&T looks particularly attractive when compared to some of the larger names dominating the S&P 500. Compare the stock to Apple, for instance, whose revenues and profits are likely to shrink this year, even as it trades at 29x this year’s earnings estimate. The ongoing return to rationality and capital accountability, along with extreme valuations in the megacap tech stocks, have us more excited about our portfolio’s prospects than we can remember for quite some time. As always, we remain the largest shareholders and welcome any questions or comments.

Bill Miller IV, CFA CMT

Miller Value Partners @billfour

Miller Income Fund 2023 Annual Report	3

Miller Income Fund manager commentary

(unaudited) (cont’d)

Top Contributors

●	Chico’s FAS Inc (CHS) was the top contributor for the quarter, announcing that it will be acquired by private equity firm Sycamore Partners in a $1B deal, or $7.60/share in cash, which represented a ~65% premium to the company’s closing stock price on the last trading day prior to the announcement of the transaction. The proposed deal would result in Chico’s becoming a privately held company but includes a 30-day “go-shop” period that allows the company to solicit alternative proposals.

Top 10 by Issuer as of 9/30/23
Name	% of Portfolio
GEO Group Inc.	7.7
Stellantis N.V.	6.2
AT&T, Inc.	5.5
CTO Realty Growth, Inc.	5.0
The Cannabist Co. Holdings, Inc.	4.9
OneMain Holdings, Inc.	4.7
Western Alliance Bancorp	4.5
Viatris Inc.	4.4
Vonovia SE	4.3
Jackson Financial, Inc.	4.3
Total	51.5%

●	Jackson Financial Inc (JXN) was another top performer during the quarter. The company reported 2Q23 Adjusted Operating Earnings per Share (EPS) of $3.34, -26.8% year-over-year (Y/Y), below consensus of $3.54. Management noted that its estimated Risk-Based Capital (RBC) ratio increased sequentially from 1Q23 and remained within their target range of 425-500%. Total annuity account value rose 9% Y/Y to $227B, driven primarily by higher equity markets over the trailing twelve-month (TTM) period. The company returned $100MM to common shareholders in the quarter via $47MM of share repurchases and $53MM in dividends, as management reiterated its full-year 2023 (FY23) capital return target of $500MM, or 16.0% of the company’s market cap. Statutory Total Adjusted Capital (TAC) fell to $3.8B as of quarter-end, compared to $4.7B at the end of 1Q23, with the reduction in TAC driven primarily by hedging losses as reserve releases were limited by the cash surrender minimum reserve, and related tax impacts including deferred tax asset admissibility limits.

●	Western Alliance Bancorp (WAL) also performed well during the quarter. The regional bank reported 2Q23 EPS of $1.96, -18.0% Y/Y, slightly below consensus of $1.97, and Net Interest Margin (NIM) of 3.42%, -12bps Y/Y, below consensus of 3.50%. Tangible Book Value (TBV) per share stood at $43.09 (P/TBV of ~1.1x) at the end of the quarter, +17.5% Y/Y, while the bank’s Common Equity Tier 1 (CET1) ratio came in at 10.1%, ahead of management’s estimates for 10%+, in-line with consensus. The company posted quarterly deposit growth of $3.5B, or +7.3% sequentially, with total insured and collateralized deposits representing 81% of total deposits and available liquidity coverage of 276% of uninsured deposits. For the second half of 2023 (2H23), management is guiding for deposit growth of

4	Miller Income Fund 2023 Annual Report

$2B per quarter, continued CET1 growth towards the company’s 2024 target of 11%+, NIM of 3.55%, an Adjusted Efficiency ratio in the high-40’s, and net charge-offs of 10bps, at the respective midpoints.

Top Detractors

●	Medical Properties Trust Inc (MPW) was the top detractor during the quarter. The health care real estate investment trust (REIT) reported 2Q23 revenue of $337.4MM, -15.7% Y/Y, below consensus of $351.3M, and Normalized Funds from Operations (FFO) per share of $0.48, +4.3% Y/Y, ahead of consensus of $0.38. The company ended the quarter with total debt of $10.3B and an Adjusted Net Debt to Adjusted Annualized Earnings Before Interest, Taxes, Depreciation, and\ Amortization for Real Estate (EBITDAre) ratio of 6.8x, compared to 6.3x at the end of 2Q22. The company announced an updated capital allocation strategy going forward, which includes: i) a ~48% quarterly dividend cut to $0.15/share (11.0% annualized yield), ii) the pursuit of refinancing, asset sales, and joint-venture opportunities that bolster liquidity and enable the repayment of debt, and iii) a reduction in discretionary operating expenses and other costs for better alignment with the expected decrease in the company’s asset base and near-term acquisition activities. Management also continues to target a long-term Net Debt to Adjusted EBITDAre leverage ratio of 5-6x. Management revised FY23 guidance for normalized FFO/share of $1.55 (vs. prior guidance of $1.58), or a P/FFO of 3.5x.

●	Organon & Co (OGN) reported 2Q23 revenue of $1.61B, +1.5% Y/Y, ahead of consensus of $1.57B, and Adjusted EPS from continuing operations of $1.31, +4.8% Y/Y, well ahead of consensus of $1.00. Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) for the quarter came in at $530MM, or a margin of 33.0%, +66bps Y/Y. Biosimilars revenue increased 14% Y/Y (+15% excluding the impact of foreign currency (ex-FX)), driven by a 20% Y/Y ex-FX increase in Renflexis sales, while the Women’s Health segment saw top-line growth of 8% (+10% ex-FX), driven primarily by Nexplanon sales growth of 12% ex-FX. The company maintained a quarterly dividend of $0.28/share, or an annualized yield of ~6.5%. Management revised FY23 guidance for revenue of $6.35B (vs. prior guidance of $6.30B), and an Adjusted EBITDA margin of 32.3% (vs. prior guidance of 32.0%), at the respective midpoints, implying FY23 Adjusted EBITDA of $2.05B, or an Enterprise Value (EV)/EBITDAmultiple of ~6.3x.

●	Medifast Inc (MED) reported 2Q23 revenue of $296.2MM, -34.7% Y/Y, ahead of consensus of $253.5MM, and EPS of $2.77, -19.0% Y/Y, ahead of consensus of $1.44. The revenue decline was primarily driven by a 21.9% decline in active earnings OPTAVIA coaches and a 16.3% decline in average revenue per active earning coach. The company generated 2Q23 free cash flow (FCF) of $41.4MM,

Miller Income Fund 2023 Annual Report	5

Miller Income Fund manager commentary

(unaudited) (cont’d)

bringing TTM FCF to $199.6MM, or a FCF yield of 24.5%. The CEO noted that the company is already ahead of their expectations for delivering 200-300bps in annualized cost savings by the end of 2025 and hopes to realize 1/3 of these savings in 2023, which will be primarily earmarked for investing in the company’s various growth initiatives. During the quarter, the company announced a new product line, OPTAVIA ACTIVE, which includes premium exercise supplements and protein powders, as the company targets new customer segments and looks to capitalize on the sports nutrition category, which possesses a total addressable market size of $30B. Management maintained its quarterly dividend of $1.65/share, or an annualized yield of 8.8%, and guided for 3Q23 revenue of $230.0MM and EPS of $1.02, at the respective midpoints.

Advisor Services

888.844.4403 | advisors@millervalue.com

millervaluefunds.com

MILLER VALUE FUNDS

We are value investors focused on generating long -term performance by investing in undervalued companies we find at the intersection of our understanding of human behavior and markets.

The ICE BofA US High Yield Index tracks the performance of below-investment-grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The Bloomberg US Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The S&P 1500 Index includes stocks in the S&P 500, S&P 400, and S&P 600 and covers approximately 90% of the market capitalization of U.S. stocks. It is not possible to invest directly in an index. The 30-Day SEC yield is based on dividends accrued by the Fund’s investments over a 30-Day period, and not on the dividends paid by the fund, which may differ and are subject to change. Basis point is one hundredth of one percent. Dividend yield is the ratio of a company’s annual dividend compared to its share price. EBITDA is earnings before interest, taxes, depreciation and amortization and is a calculation of a company’s financial health. Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability. Adjusted Operating EPS is net income divided by shares outstanding and is an after-tax non-GAAP financial

6	Miller Income Fund 2023 Annual Report

measure, which excludes certain items that may be highly variable from period to period due to accounting treatment under US GAAP or that are non-recurring in nature, as well as certain other revenues and expenses that management does not view as driving the company’s underlying performance. Free cash flow is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures. Leverage is net debt (or gross/total debt less cash & cash equivalents) divided by market cap of equity. Market cap equals price times shares outstanding, or the total market value of all outstanding shares. Price to earnings (P/E) is the market price per share divided by earnings per share. Standard deviation is a measure of the amount of variation or dispersion in a set of values. Yield curve is a graphical representation of the interest rates available for bonds of equal credit quality and different maturity dates.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers

Miller Income Fund 2023 Annual Report	7

Miller Income Fund manager commentary

(unaudited) (cont’d)

or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager’s current or future investment and are subject to change at any time. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

Miller Income Fund is distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a prospectus.

©2023 Miller Value Partners, LLC

8	Miller Income Fund 2023 Annual Report

Fund at a glance (unaudited)

Investment breakdown (%) as a percent of total investments

Miller Income Fund 2023 Annual Report	9

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2023 and held for the six months ended September 30, 2023.

Actual Expenses

The table below titled “Based on total actual return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical Example for Comparison Purposes

The table below titled “Based on hypothetical actual return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

10	Miller Income Fund 2023 Annual Report

Based on total actual return[1]

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.49%	$1,000.00	$1,054.90	1.25%	$6.42
Class C	5.07	1,000.00	1,050.70	2.01	10.34
Class FI	5.47	1,000.00	1,054.70	1.32	6.78
Class I	5.62	1,000.00	1,056.20	1.00	5.17
Class IS	5.51	1,000.00	1,055.10	0.94	4.87

Based on hypothetical actual return[1]

	Hypothetical Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.82	1.25%	$6.31
Class C	5.00	1,000.00	1,014.98	2.01	10.16
Class FI	5.00	1,000.00	1,018.46	1.32	6.66
Class I	5.00	1,000.00	1,020.04	1.00	5.08
Class IS	5.00	1,000.00	1,020.33	0.94	4.78

1	For the six months ended September 30, 2023.
2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CSDC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Miller Income Fund 2023 Annual Report	11

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Fund vs. ICE BofA US High Yield Index and S&P 500 Index† — 2/28/14 to 9/30/23

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Fund vs. ICE BofA US High Yield Index and S&P 500 Index† — 2/28/14 to 9/30/23

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Fund on February 28, 2014 (inception date), assuming the reinvestment of all distributions, including return of capital, if any, at net asset value through September 30, 2023. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Class A shares reflect the deduction of the maximum sales charge of 5.75% at the time of investment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, if applicable, in the ICE BofA US High Yield Index and S&P 500 Index. Please note that an investor cannot invest directly in an index.

12	Miller Income Fund 2023 Annual Report

Schedule of investments

September 30, 2023

Miller Income Fund

Security	Shares	Value
Common Stocks — 78.5%
Communication Services — 5.5%
Diversified Telecommunication Services — 5.5%
AT&T, Inc.	515,000	$7,735,300
Total Communication Services		7,735,300
Consumer Discretionary — 14.5%
Automobiles — 6.2%
Stellantis NV	449,000	8,589,370
Diversified Consumer Services — 4.2%
H&R Block, Inc.	135,000	5,813,100
Specialty Retail — 4.1%
Buckle Inc/The	174,700	5,833,233
Total Consumer Discretionary		20,235,703
Consumer Staples — 3.5%
Personal Care Products — 2.3%
Medifast, Inc.	42,100	3,151,185
Tobacco — 1.2%
British American Tobacco Plc	54,000	1,697,877
Total Consumer Staples		4,849,062
Diversified Financial Services — 4.3%
Financial Services — 4.3%
Jackson Financial, Inc.	158,000	6,038,760
Total Diversified Financial Services		6,038,760
Energy — 3.7%
Oil, Gas & Consumable Fuels — 3.7%
Alliance Resource Partners LP	117,000	2,636,010
Chesapeake Energy Corp.	29,200	2,517,916
Total Oil, Gas & Consumable Fuels		5,153,926
Total Energy		5,153,926
Financials — 16.3%
Banks — 4.5%
Sberbank of Russia PJSC (a)(b)(c)	2,532,000	—
Western Alliance Bancorp	136,900	6,293,293
Total Banks		6,293,293
Capital Markets — 3.4%
B Riley Financial, Inc.	115,300	4,726,147
Consumer Finance — 8.4%
Bread Financial Holdings, Inc.	154,000	5,266,800
OneMain Holdings, Inc.	162,000	6,494,579
Total Consumer Finance		11,761,379
Total Financials		22,780,819

Miller Income Fund 2023 Annual Report	13

Schedule of investments (cont’d)

September 30, 2023

Miller Income Fund

Security	Shares	Value
Health Care — 7.8%
Pharmaceuticals — 7.8%
Organon & Co.	272,000	$4,721,920
Viatris, Inc.	619,000	6,103,340
Total Pharmaceuticals		10,825,260
Total Health Care		10,825,260
Industrials — 8.0%
Commercial Services & Supplies — 6.0%
Public Policy Holding Co.,Inc.	3,911,692	5,941,992
Quad/Graphics, Inc. (c)	472,800	2,378,184
Total Commercial Services & Supplies		8,320,176
Electrical Equipment — 2.0%
Encore Wire Corp.	15,000	2,736,900
Total Industrials		11,057,076
Materials — 1.4%
Construction Materials — 1.4%
HeidelbergCement AG	25,000	1,943,226
Metals & Mining — 0.0%
Alrosa PJSC (a)(b)(c)	2,978,100	—
Total Materials		1,943,226
Real Estate — 13.5%
Equity Real Estate Investment Trusts (REITs) — 9.2%
CTO Realty Growth, Inc.	428,900	6,952,469
GEO Group Inc/The (c)	300,000	2,454,000
Medical Properties Trust, Inc.	626,000	3,411,700
Total Equity Real Estate Investment Trusts (REITs)		12,818,169
Real Estate Management & Development — 4.3%
Vonovia SE	250,650	6,044,644
Total Real Estate		18,862,813
Total Common Stocks (Cost — $130,542,947)		109,481,945
	Rate	Maturity Date	Principal Amount
Convertible Bond — 2.4%
Information Technology — 2.4%
Software — 2.4%
MicroStrategy, Inc.	0.750%	12/15/25	$3,100,000	3,309,808
Total Information Technology				3,309,808
Total Convertible Bonds (Cost — $3,134,832)				3,309,808
Corporate Bonds — 18.2%
Communication Services — 2.2%
Radio and Television Broadcasting — 2.2%
iHeartCommunications, Inc.	8.375%	5/1/27	4,200,000	3,034,500
Total Communication Services				3,034,500

14	Miller Income Fund 2023 Annual Report

Miller Income Fund

Security	Rate	Maturity Date	Principal Amount	Value
Consumer Discretionary — 1.7%
Specialty Retail — 1.7%
Carvana Co. (d)	10.250%	5/1/30	$3,000,000	$2,340,000
Total Consumer Discretionary				2,340,000
Health Care — 4.9%
Pharmaceuticals — 4.9%
Cannabist Co. Holdings, Inc.	9.500%	2/3/26	8,000,000	6,880,000
Total Health Care				6,880,000
Industrials — 9.4%
Commercial Services & Supplies — 9.4%
GEO Group Inc/The	10.500%	6/30/28	8,291,000	8,342,819
Pitney Bowes, Inc. (d)	7.250%	3/15/29	6,600,000	4,834,500
Total Commercial Services & Supplies				13,177,319
Total Industrials				13,177,319
Total Corporate Bonds
(Cost — $28,215,516)				25,431,819
Total Investments — 99.1%
(Cost — $161,893,295)				138,223,572
Other Assets in Excess of Liabilities — 0.9%				1,296,360
Total Net Assets — 100.0%				$139,519,932

ADR — American Depositary Receipt

LP — Limited Partnership

PJSC — Public Joint-Stock Company

Plc — Public Limited Company

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).
(b)	Illiquid security.
(c)	Non-income producing security.
(d)	Security was purchased to Rule 144A under the Securities Act of 1933 and may not be resold subject to that Rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. At September 30, 2023, the value of these securities totaled $7,174,500 or 5.1% of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI & S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Annual Report	15

Statement of assets and liabilities

September 30, 2023

Assets:
Investments, at value (Cost $161,893,295)	$138,223,572
Cash	533
Investment securities sold	5,590,300
Dividends and interest receivable	1,108,798
Receivable for fund shares sold	15,804
Prepaid expenses	26,579
Total Assets	144,965,586
Liabilities:
Payables:
Investment securities purchased	4,514,906
Payable for fund shares repurchased	25,824
Line of credit payable (Note 9)	673,000
Investment management fees payable	66,424
Accrued trustees fees	1,383
Accrued other expenses	164,117
Total Liabilities	5,445,654
Total Net Assets	$139,519,932
Net Assets:
Paid-in capital	$191,560,574
Total accumulated loss	(52,040,642)
Total Net Assets	$139,519,932

The Accompanying Notes are an Integral Part of these Financial Statements.

16	Miller Income Fund 2023 Annual Report

Net Assets:
Class A	$21,370,726
Class C	$16,212,307
Class FI	$206,360
Class I	$49,900,116
Class IS	$51,830,423
Shares Outstanding:
Class A	3,302,295
Class C	2,504,089
Class FI	31,896
Class I	7,723,278
Class IS	8,030,527
Net Asset Value:
Class A (and redemption price)	$6.47
Class C *	$6.47
Class FI (and redemption price)	$6.47
Class I (and redemption price)	$6.46
Class IS (and redemption price)	$6.45
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$6.86
*	Redemption price per share of Class C shares is NAV reduced by 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Annual Report	17

Statement of operations

For the Year Ended September 30, 2023

Investment Income:
Dividends and distributions (Net of foreign tax of $190,948)	$7,207,638
Return of capital Distributions (Note 2(b))	(747,700)
Net Dividends and Distributions	6,459,938
Interest	3,655,944
Total Investment Income	10,115,882
Expenses:
Investment management fee (Note 3)	1,095,441
Distribution fees (Note 5)	255,525
Transfer agent expenses (Note 3)	146,920
Administration fees (Note 3)	115,890
Registration fees	71,911
Shareholder servicing fees (Note 5)	73,627
Interest expense (Note 9)	60,724
Shareholder reports	31,708
Legal fees	25,315
Custody fees (Note 3)	19,589
Audit and tax fees	17,817
Compliance fees (Note 3)	14,930
Trustees’ fees (Note 3)	15,485
Miscellaneous expenses	10,220
Insurance	9,807
Total Expenses	1,964,909
Less: Fee waivers and/or expense reimbursement (Note 3)	(192,375)
Net Expenses	1,772,534
Net Investment Income	8,343,348
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Translation (Note 2):
Net Realized Gain (Loss) From:
Investment transactions	(7,353,173)
REIT distributions	394,239
Net Realized Loss	(6,958,934)
Net Change in Unrealized appreciation/depreciation on:
Investment transactions	20,776,645
Foreign currency translation	2,716
Change in Net Unrealized Appreciation/Depreciation on Investments	20,779,361
Net Gain on Investments and Foreign Currency Translation	13,820,427
Increase in Net Assets from Operations	$22,163,775

The Accompanying Notes are an Integral Part of these Financial Statements.

18	Miller Income Fund 2023 Annual Report

Statements of changes in net assets

For the Years Ended September 30	2023	2022
Operations:
Net investment income	$8,343,348	$11,012,415
Net realized gain (loss)	(6,958,934)	4,187,245
Change in unrealized appreciation/depreciation	20,779,361	(85,082,232)
Increase (Decrease) in Net Assets from Operations	22,163,775	(69,882,572)
Distributions to shareholders from (Note 5):
Net investment income	(9,390,001)	(10,786,365)
Return of capital	—	(683,636)
Decrease in Net Assets from Distributions to Shareholders
Fund Share Transactions (Note 6):
Net proceeds from sale of shares	11,008,973	24,504,222
Reinvestment of distributions	8,585,759	10,801,780
Cost of shares repurchased	(51,156,413)	(51,909,299)
Decrease in Net Assets from Fund Share Transactions
Decrease in Net Assets	(18,787,907)	(97,955,870)
Net Assets:
Beginning of year	158,307,839	256,263,709
End of year	$139,519,932	$158,307,839

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30,

Class A Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.03	$9.06	$6.36	$7.74	$8.90
Income (loss) from operations:
Net investment income[1]	0.35	0.39	0.44	0.39	0.48
Net realized and unrealized gain (loss)	0.49	(3.00)	2.73	(1.29)	(1.03)
Total income (loss) from operations	0.84	(2.61)	3.17	(0.90)	(0.55)
Less distributions from:
Net investment income	(0.40)	(0.39)	(0.44)	(0.34)	(0.48)
Return of capital	—	(0.03)	(0.03)	(0.14)	(0.13)
Total distributions:	(0.40)	(0.42)	(0.47)	(0.48)	(0.61)
Net asset value, end of year	$6.47	$6.03	$9.06	$6.36	$7.74
Total return[2]	14.15%	-29.56%	50.36%	-11.19%	-5.76%
Net assets, end of year (000s)	$21,371	$25,881	$36,250	$27,444	$36,462
Ratios to average net assets:
Gross expenses	1.35%	1.26%	1.26%	1.31%	1.29%
Net expenses[3,4]	1.23 [5]	1.21 [5]	1.23 [5]	1.23	1.26 [5]
Net investment income	5.24	4.90	5.22	5.62	6.10
Portfolio turnover rate	41%	59%	65%	77%	61%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2024, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.04% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively. Excluding interest, the net expense ratios were 1.25%, 1.21%, 1.20% and 1.19% for the years September 30, 2019, 2021, 2022 and 2023 respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

20	Miller Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.03	$9.05	$6.36	$7.73	$8.88
Income (loss) from operations:
Net investment income[1]	0.30	0.33	0.38	0.33	0.43
Net realized and unrealized gain (loss)	0.49	(3.00)	2.72	(1.27)	(1.02)
Total income (loss) from operations	0.79	(2.67)	3.10	(0.94)	(0.59)
Less distributions from:
Net investment income	(0.35)	(0.33)	(0.38)	(0.31)	(0.44)
Return of capital	—	(0.02)	(0.03)	(0.12)	(0.12)
Total distributions:	(0.35)	(0.35)	(0.41)	(0.43)	(0.56)
Net asset value, end of year	$6.47	$6.03	$9.05	$6.36	$7.73
Total return[2]	13.24%	-30.07%	49.13%	-11.80%	-6.48%
Net assets, end of year (000s)	$16,212	$19,860	$34,591	$26,784	$38,463
Ratios to average net assets:
Gross expenses	2.11%	2.00%	2.00%	2.05%	2.04%
Net expenses[3,4]	2.00 [5]	1.95 [5]	1.97 [5]	1.97	2.01 [5]
Net investment income	4.50	4.11	4.48	4.84	5.43
Portfolio turnover rate	41%	59%	65%	77%	61%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2024, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 2.00% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.04% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively. Excluding interest, the net expense ratios were 2.00%, 1.95%, 1.94% and 1.96% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class FI Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.03	$9.06	$6.36	$7.71	$8.86
Income (loss) from operations:
Net investment income[1]	0.34	0.40	0.43	0.38	0.43
Net realized and unrealized gain (loss)	0.50	(3.01)	2.74	(1.25)	(0.98)
Total income (loss) from operations	0.84	(2.61)	3.17	(0.87)	(0.55)
Less distributions from:
Net investment income	(0.40)	(0.39)	(0.44)	(0.34)	(0.47)
Return of capital	—	(0.03)	(0.03)	(0.14)	(0.13)
Total distributions:	(0.40)	(0.42)	(0.47)	(0.48)	(0.60)
Net asset value, end of year	$6.47	$6.03	$9.06	$6.36	$7.71
Total return[2]	14.07%	-29.57%	50.25%	-10.82%	-5.80%
Net assets, end of year (000s)	$206	$248	$208	$118	$209
Ratios to average net assets:
Gross expenses	1.41%	1.28%	1.38%	1.26%	1.26%
Net expenses[3,4]	1.29 [5]	1.24 [5]	1.35 [5]	1.20	1.26 [5]
Net investment income	5.07	4.98	5.07	5.54	5.41
Portfolio turnover rate	41%	59%	65%	77%	61%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 1.25% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and expense reimbursements, or recapture of previous waivers.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.04% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively. Excluding interest, the net expense ratios were 1.25%, 1.33%, 1.23% and 1.25% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

22	Miller Income Fund 2023 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class I Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.02	$9.05	$6.35	$7.73	$8.89
Income (loss) from operations:
Net investment income[1]	0.36	0.41	0.46	0.40	0.51
Net realized and unrealized gain (loss)	0.50	(3.00)	2.73	(1.27)	(1.03)
Total income (loss) from operations	0.86	(2.59)	3.19	(0.87)	(0.52)
Less distributions from:
Net investment income	(0.42)	(0.41)	(0.46)	(0.36)	(0.50)
Return of capital	—	(0.03)	(0.03)	(0.15)	(0.14)
Total distributions:	(0.42)	(0.44)	(0.49)	(0.51)	(0.64)
Net asset value, end of year	$6.46	$6.02	$9.05	$6.35	$7.73
Total return[2]	14.45%	-29.41%	50.82%	-10.94%	-5.48%
Net assets, end of year (000s)	$49,900	$67,042	$123,349	$80,483	$79,411
Ratios to average net assets:
Gross expenses	1.12%	1.00%	1.01%	1.05%	1.03%
Net expenses[3,4]	0.99 [5]	0.96 [5]	0.98 [5]	0.95	0.96 [5]
Net investment income	5.45	5.09	5.48	5.89	6.47
Portfolio turnover rate	41%	59%	65%	77%	61%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2024, so that such annual operating expenses will not exceed 0.89%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95% for Class I. See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.04% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively. Excluding interest, the net expense ratios were .95%, .96%, .95% and .95% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Income Fund 2023 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:

Class IS Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$6.02	$9.04	$6.35	$7.73	$8.88
Income (loss) from operations:
Net investment income[1]	0.37	0.42	0.47	0.41	0.51
Net realized and unrealized gain (loss)	0.48	(3.00)	2.72	(1.28)	(1.01)
Total income (loss) from operations	0.85	(2.58)	3.19	(0.87)	(0.50)
Less distributions from:
Net investment income	(0.42)	(0.41)	(0.47)	(0.36)	(0.51)
Return of capital	—	(0.03)	(0.03)	(0.15)	(0.14)
Total distributions:	(0.42)	(0.44)	(0.50)	(0.51)	(0.65)
Net asset value, end of year	$6.45	$6.02	$9.04	$6.35	$7.73
Total return[2]	14.37%	-29.28%	50.75%	-10.87%	-5.38%
Net assets, end of year (000s)	$51,830	$45,277	$61,866	$41,034	$51,497
Ratios to average net assets:
Gross expenses	1.05%	0.94%	0.94%	0.99%	0.97%
Net expenses[3,4]	0.93 [5]	0.90 [5]	0.91 [5]	0.88	0.86 [5]
Net investment income	5.55	5.23	5.55	5.92	6.49
Portfolio turnover rate	41%	59%	65%	77%	61%
[1]	Per share amounts have been calculated using the average shares method.
[2]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and or/expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[3]	Effective January 31, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through January 31, 2023, so that such annual operating expenses will not exceed 0.89%. Prior to January 31, 2020, the limit was 0.85% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). See Note 3.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	Interest expenses were 0.01%, 0.02%, 0.01% and 0.04% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively. Excluding interest, the net expense ratios were 0.85%, 0.89%, 0.89% and 0.89% for the years ended September 30, 2019, 2021, 2022 and 2023, respectively.

The Accompanying Notes are an Integral Part of these Financial Statements.

24	Miller Income Fund 2023 Annual Report

Notes to financial statements

1. Organization

Miller Income Fund (the “Fund”) is a separate non-diversified investment series of the Trust for Advised Portfolios (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to provide a high level of income while maintaining the potential for growth.

At a meeting held on May 31 and June 1, 2023, the Board of Trustees approved the reorganization of the Fund into a newly created series of Advisor Managed Portfolios also called the Miller Income Fund (the “Acquiring Fund”). The Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the Fund. In addition, the Adviser is the investment adviser to the Acquiring Fund, and the Acquiring Fund has the same portfolio managers as the Fund. The reorganization is expected to be a tax- free reorganization for federal income tax purposes. The reorganization is currently expected to occur on or around January 19, 2024.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a)  Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may

Miller Income Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

●	Level 1 — quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments*
Common Stocks	$109,481,945	$—	$—	**	$109,481,945
Convertible Bonds	—	3,309,808	—		3,309,808
Corporate Bonds	—	25,431,819	—		25,431,819
Total Investments	$109,481,945	$28,741,627	$—		$138,223,572
*	See Schedule of Investments for additional detailed categorizations.
**	Russia’s invasion of Ukraine has led to unprecedented market and policy responses of governments and regulators around the world. There is no functioning or orderly market to the facilitate the liquidation of any Russian-based securities held by the Fund. As a result, the fair value of the Russian securities held in the Fund has been reduced to zero.

(b)  Return of capital estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) generally are comprised of income and return of capital. Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available

26	Miller Income Fund 2023 Annual Report

from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d)  Distributions to shareholders. Distributions are declared and paid on a quarterly basis. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the year may differ from their ultimate characterization for federal income tax purposes. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e)  Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f)  Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of September 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

Miller Income Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

3.  Investment management agreement and other related party transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

Effective January 31, 2020, the Adviser contractually agreed to reduce fees and pay expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses), so that such annual operating expenses will not exceed 0.89%. Separately, with respect to Class I only, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.95%. These arrangements cannot be terminated prior to January 31, 2024 without the Board of Trustees’ consent.

Prior to January 31, 2020, the limit on annual operating expenses was established at a class level and inclusive of 12b-1 fees and shareholder servicing fees and did not exceed the class levels set forth below.

Class A	Class C	Class FI	Class I	Class IS
1.25%	2.00%	1.25%	0.95%	0.85%

28	Miller Income Fund 2023 Annual Report

During the year ended September 30, 2023, fees waived and/or expenses reimbursed amounted to $192,375.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

At September 30, 2023, the Fund had remaining fee waivers and/or expense reimbursements subject to be recaptured by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2024	$11,604	$11,385	$60	$36,428	$18,475
Expires September 30, 2025	14,095	12,872	142	43,867	25,574
Expires September 30, 2026	29,421	22,233	270	79,644	60,807
Total	$55,120	$46,490	$472	$159,939	$104,856

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the year ended September 30, 2023, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$115,890
Transfer agent	$146,920
Custody	$19,589
Compliance	$14,930

At September 30, 2023, the Fund had payables for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$49,079
Transfer agent	$62,780
Custody	$3,540
Compliance	$6,411

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

Miller Income Fund 2023 Annual Report	29

Notes to financial statements (cont’d)

The Independent Trustees were paid $15,485 for their services and reimbursement of travel expenses during the year ended September 30, 2023. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

For the year ended September 30, 2023, Quasar did not retain any sales charges for the Fund’s Class A shares, and CDSCs for Class A and C shares were $0 and $64, respectively.

4. Investments

During the year ended September 30, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$64,071,583
Sales	$95,940,762

5. Class specific expenses and distributions

The Fund has adopted a Rule 12b- 1 distribution and shareholder servicing plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agency services for each share class. Sub-transfer agency and/or distribution fees are accrued daily and paid monthly or quarterly.

For the year ended September 30, 2023, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$63,462	$13,625
Class C	191,476	13,153
Class FI	587	272
Class I	—	46,577
Total	$255,525	$73,627

30	Miller Income Fund 2023 Annual Report

Distributions by class for the year ended September 30, 2023, and year ended September 30, 2022 were as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022
Net Investment Income:
Class A	$1,481,844	$1,571,022
Class C	977,255	1,189,838
Class FI	13,273	15,204
Class I	3,644,367	5,045,915
Class IS	3,273,262	2,964,386
Total	$9,390,001	$10,786,365
Return of Capital
Class A	$—	$109,265
Class C	—	74,457
Class FI	—	1,050
Class I	—	297,320
Class IS	—	201,544
Total	$—	$683,636

6. Shares of beneficial interest

At September 30, 2023, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class A
Shares sold	321,250	$2,152,566	954,895	$7,249,681
Shares issued on reinvestment	220,478	1,418,141	224,073	1,631,126
Shares repurchased	(1,531,173)	(9,984,518)	(888,161)	(7,021,902)
Net increase (decrease)	(989,445)	$(6,413,811)	290,807	$1,858,905
Class C
Shares sold	150,953	$1,018,552	140,290	$1,261,983
Shares issued on reinvestment	149,462	960,638	169,495	1,243,275
Shares repurchased	(1,089,482)	(7,096,460)	(837,582)	(6,429,441)
Net decrease	(789,067)	$(5,117,270)	(527,797)	$(3,924,183)

Miller Income Fund 2023 Annual Report	31

Notes to financial statements (cont’d)

	Year Ended September 30, 2023		Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class FI
Shares sold	167	$1,116	34,695	$306,350
Shares issued on reinvestment	2,060	13,273	2,246	16,253
Shares repurchased	(11,400)	(78,004)	(18,805)	(157,348)
Net increase (decrease)	(9,173)	$(63,615)	18,136	$165,255
Class I
Shares sold	973,526	$6,336,497	1,641,524	$13,230,435
Shares issued on reinvestment	528,648	3,397,356	689,695	5,082,198
Shares repurchased	(4,915,051)	(32,953,212)	(4,829,740)	(38,300,608)
Net decrease	(3,412,877)	$(23,219,359)	(2,498,521)	$(19,987,975)
Class IS
Shares sold	222,921	1,500,242	—	—
Shares issued on reinvestment	436,393	2,796,351	296,950	2,455,773
Shares repurchased	(154,764)	(1,044,219)	386,878	2,828,928
Net increase	504,550	3,252,374	683,828	5,284,701
Total decrease	(4,696,012)	(31,561,681)	(2,033,547)	(16,603,297)

7. Income tax information

At September 30, 2023, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax cost of investments	$162,537,432
Gross unrealized appreciation	$10,483,279
Gross unrealized depreciation	(34,796,791)
Net unrealized depreciation	$(24,313,512)
Undistributed Ordinary Income	10,826
Capital loss carryforwards	(27,668,260)
Other book/tax temporary differences(a)	(69,696)
Total accumulated loss	$(52,040,642)
(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, the following reclassifications have been made:

	Accumulated Net Earnings	Paid-in Capital
(a)	$47,984	$(47,984)
(a)	Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of various items.

32	Miller Income Fund 2023 Annual Report

At September 30, 2023, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$(15,742,958)	$(11,925,302)	$(27,668,260)

8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of September 30, 2023, J.P. Morgan Securities, LLC. held approximately 35%, in aggregate for the benefit of others, outstanding shares of the Fund.

9. Line of Credit

The Fund has access to a $15 million line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended September 30, 2023 was as follows:

Maximum available credit	$15,000,000
Largest amount outstanding on an individual day	$7,386,000
Average daily loan outstanding	$1,032,292
Interest expense	$60,724
Loan outstanding as of September 30, 2023	$673,000
Average interest rate	7.91%

10. Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the organizational changes disclosed in note 1.

Miller Income Fund 2023 Annual Report	33

Report of independent registered public accounting firm

To the Shareholders of Miller Income Fund

and Board of Trustees of Trust for Advised Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trust for Advised Portfolios comprising Miller Income Fund (the “Fund”) as of September 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statement and financial highlights for the years ended September 30, 2022 and prior, were audited by other auditors whose report dated November 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by

34	Miller Income Fund 2023 Annual Report

correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

November 29, 2023

Miller Income Fund 2023 Annual Report	35

Approval of investment advisory agreement for Miller Income Fund (unaudited)

At a meeting held on May 31 and June 1, 2023, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Miller Value Partners, LLC (the “Adviser”), for the Miller Income Fund (the “Fund”).

Ahead of the May meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. The information prepared specifically for the annual review of the Advisory Agreement supplemented the information provided to the Board and its committees throughout the year. The Board and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Fund; compliance, regulatory, and risk management matters; the trading practices of the Adviser; valuation of investments; fund expenses; and overall market and regulatory developments. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained during their tenure on the Board governing the Fund and working with the Adviser in their review of the Advisory Agreement. The Independent Trustees were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel without representatives from the Adviser present. In connection with their annual review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

36	Miller Income Fund 2023 Annual Report

●	In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board also considered the Adviser’s resources and compliance structure, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the year, it met with the Adviser to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser’s risk management process. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

●	In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group and relevant benchmark indexes. The Board considered that the Fund had underperformed relative to its peer group median and average for the one- and five-year periods and outperformed for the three-year period. The Board also considered that the Fund underperformed relative to its benchmark for the one- and five-year periods and outperformed its benchmark for the three-year periods as of March 31, 2023.

●	The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of the advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for the Fund. The Board noted that the Fund’s advisory fee and net expense ratio were lower than the peer group median and average. After reviewing the materials that were provided, the Trustees noted that the fee to be received by the Adviser was within

Miller Income Fund 2023 Annual Report	37

Approval of investment advisory agreement for Miller Income Fund (unaudited) (cont’d)

the range of advisory fees charged to comparable funds and concluded that such fee was fair and reasonable.

●	The Trustees considered that, in addition to the Adviser’s commitment to maintain its caps on the Fund’s expense ratio, the Adviser’s advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

●	The Trustees considered the profitability of the Adviser from managing the Fund. In assessing the Adviser’s profitability, the Trustees reviewed the financial information that was provided in the August meeting materials and took into account both the direct and indirect benefits to the Adviser from managing the Fund. The Trustees concluded that the Adviser’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Adviser appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

38	Miller Income Fund 2023 Annual Report

Additional information (unaudited)

September 30, 2023

Proxy Voting Policies and Procedures

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Qualified Dividend Income/Dividends Received Reduction

For the year ended September 30, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and are eligible for taxation at capital gains rates.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 62.40%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023, was 47.08%.

Results of Special Meeting of Shareholders

On April 12, 2023, the Fund held a special meeting of shareholders related to the approval of a new investment advisory agreement between the Trust, between the Trust, on behalf of the Fund, and Miller Value Partners, LLC.

Total Shares Represented at the Meeting	% of Shares Represented	Shares Voting For	Shares Voting Against	Shares Voting Abstain
14,032,764	55.02%	54.62%	0.50%	0.36%

Miller Income Fund 2023 Annual Report	39

Additional information (unaudited) (cont’d)

September 30, 2023

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Fund’s Board has designated a committee of the Adviser to serve as the administrator of the program. Personnel of the Adviser conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Fund’s Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period January 1, 2022 through December 31, 2022. No liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

40	Miller Income Fund 2023 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Oﬃce(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Oﬃcer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (May 2023 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Trustee Advisor Managed Portfolios (2 portfolios) (May 2023 to present); Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Since 2018	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Advisor Managed Portfolios (2 portfolios) (February 2023 to present)

Miller Income Fund 2023 Annual Report	41

Additional information (unaudited) (cont’d)
Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Oﬃce(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Oﬃcers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Oﬃcer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Oﬃcer and AML Oﬃcer	Since January 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Oﬃcer, Christian Brothers Investment Services (2017 — 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Oﬃcer	Since 2022	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 to present); Associate, Legal & Compliance, PIMCO (2012 to 2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.
(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (888) 593-5110.

Privacy notice

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Income Fund 2023 Annual Report	43

Investment Adviser Miller Value Partners, LLC 50 S. Lemon Ave Suite 302, Sarasota, Florida 34236	Custodian U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103

Distributor Quasar Distributors, LLC 111 East Kilbourn Ave. Suite 2200 Milwaukee, Wisconsin 53202	Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel Morgan, Lewis & Bockius, LLP 1111 Pennsylvania Avenue, NW Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds 888.593.5110 millervaluefunds.com

(b)	Not applicable.

 Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Brian S. Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Income Fund
	Cohen & Company, Ltd.	BBD, LLP
	FYE 09/30/2023	FYE 09/30/2022
(a) Audit Fees	$14,700	$14,700
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$3,100	$3,100
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Income Fund
Cohen & Company, Ltd.	BBD, LLP
	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)
 The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Miller Income Fund
Cohen & Company, Ltd.	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h)
 The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a- 3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/  Russell B. Simon
 Russell B. Simon, President

Date      12/7/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/  Russell B. Simon
 Russell B. Simon, President

Date      12/7/2023

 By   /s/  Eric T. McCormick
   Eric T. McCormick, Treasurer

Date        12/8/2023